PROVISIONS, CONTINGENCIES AND COMMITMENTS	12 Months Ended
Dec. 31, 2022
Disclosure of Other Provisions, Contingent Liabilities and Commitments [Abstract]
PROVISIONS, CONTINGENCIES AND COMMITMENTS
NOTE 9: PROVISIONS, CONTINGENCIES AND COMMITMENTS
ArcelorMittal recognizes provisions for liabilities and probable losses that have been incurred when it has a present legal or constructive obligation as a result of past events, it is probable that the Company will be required to settle the obligation and a reliable estimate of the amount of the obligation can be made. If the effect of the time value of money is material, provisions are discounted using a current pre-tax rate that reflects, where appropriate, the risks specific to the liability. Where discounting is used, the increase in the provision due to the passage of time is recognized as a financing cost. Future operating expenses or losses are excluded from recognition as provisions as they do not meet the definition of a liability. Contingent assets and contingent liabilities are excluded from recognition in the consolidated statements of financial position.
Provisions for onerous contracts are recorded in the consolidated statements of operations when it becomes known that the unavoidable costs of meeting the obligations under the contract exceed the economic benefits expected to be received. Assets dedicated to the onerous contracts are tested for impairment before recognizing a separate provision for the onerous contract.
Provisions for restructuring are recognized when and only when a detailed formal plan exists and a valid expectation in those affected by the restructuring has been raised, by starting to implement the plan or announcing its main features.
ArcelorMittal records asset retirement obligations (“ARO”) initially at the fair value of the legal or constructive obligation in the period in which it is incurred and capitalizes the ARO by increasing the carrying amount of the related non-current asset. The fair value of the obligation is determined as the discounted value of the expected future cash flows. The liability is accreted to its present value through net financing cost and the capitalized cost is depreciated in accordance with the Company’s depreciation policies for property, plant and equipment. Subsequently, when reliably measurable, ARO is recorded on the consolidated statements of financial position increasing the cost of the asset and the fair value of the related obligation. Foreign exchange gains or losses on AROs denominated in foreign currencies are recorded in the consolidated statements of operations.
ArcelorMittal is subject to changing and increasingly stringent environmental laws and regulations concerning air emissions, water discharges and waste disposal, as well as certain remediation activities that involve the clean-up of soil and groundwater. ArcelorMittal is currently engaged in the investigation and remediation of environmental contamination at a number of its facilities. Most of these are legacy obligations arising from acquisitions.
Environmental costs that relate to current operations or to an existing condition caused by past operations, and which do not contribute to future revenue generation or cost reduction, are expensed. Liabilities are recorded when environmental assessments and/or remedial efforts are probable and the cost can be reliably estimated based on ongoing engineering studies, discussions with the environmental authorities and other assumptions relevant to the nature and extent of the remediation that may be required. The ultimate cost to ArcelorMittal is dependent upon factors beyond its control such as the scope and methodology of the remedial action requirements to be established by environmental and public health authorities, new laws or government regulations, rapidly changing technology and the outcome of any potential related litigation. Environmental liabilities are discounted if the aggregate amount of the obligation and the amount and timing of the cash payments are fixed or reliably determinable.
The estimates of loss contingencies for environmental matters and other contingencies are based on various judgments and assumptions including the likelihood, nature, magnitude and timing of assessment, remediation and/or monitoring activities and the probable cost of these activities. In some cases, judgments and assumptions are made relating to the obligation or willingness and ability of third parties to bear a proportionate or allocated share of cost of these activities, including third parties who sold assets to ArcelorMittal or purchased assets from it subject to environmental liabilities. ArcelorMittal also considers, among other things, the activity to date at particular sites, information obtained through consultation with applicable regulatory authorities and third-party consultants and contractors and its historical experience with other circumstances judged to be comparable. Due to the numerous variables associated with these judgments and assumptions, and the effects of changes in governmental regulation and environmental technologies, both the precision and reliability of the resulting estimates of the related contingencies are subject to substantial uncertainties. As estimated costs to remediate change, the Company will reduce or increase the recorded liabilities through write backs or additional provisions in the consolidated statements of operations. ArcelorMittal does not expect these environmental issues to affect the utilization of its plants, now or in the future.
ArcelorMittal is currently and may in the future be involved in litigation, arbitration or other legal proceedings. Provisions related to legal and arbitration proceedings are recorded in accordance with the principles described above.
Most of these claims involve highly complex issues. Often these issues are subject to substantial uncertainties and, therefore, the probability of loss and an estimation of damages are difficult to ascertain. Consequently, ArcelorMittal may be unable to make a reliable estimate of the expected financial effect that will result from ultimate resolution of the proceeding. In those cases, ArcelorMittal has disclosed information with respect to the nature of the contingency. ArcelorMittal has not accrued a provision for the potential outcome of these cases.
For cases in which the Company was able to make a reliable estimate of the expected loss or range of probable loss and has accrued a provision for such loss, it believes that publication of this information on a case-by-case basis would seriously prejudice the Company’s position in the ongoing legal proceedings or in any related settlement discussions. Accordingly, in these cases, the Company has disclosed information with respect to the nature of the contingency, but has not disclosed its estimate of the range of potential loss.
In the cases in which quantifiable fines and penalties have been assessed, the Company has indicated the amount of such fine or penalty or the amount of provision accrued that is the estimate of the probable loss.
These assessments can involve a series of complex judgments about future events and can rely heavily on estimates and assumptions. The assessments are based on estimates and assumptions that have been deemed reasonable by management. The Company believes that the aggregate provisions recorded for the above matters are adequate based upon currently available information. However, given the inherent uncertainties related to these cases and in estimating contingent liabilities, the Company could, in the future, incur judgments that have a material adverse effect on its results of operations in any particular period. The Company considers it highly unlikely, however, that any such judgments could have a material adverse effect on its liquidity or financial condition.
9.1 Provisions

	Balance at December 31, 2021	Additions[1]	Deductions/ Payments	Effects of foreign exchange and other movements	Balance at December 31, 2022
Environmental	595	59	(61)	(27)	566
Emission obligations	492	477	(443)	(4)	522
Asset retirement obligations	397	22	(41)	(29)	349
Site restoration	220	—	(54)	(14)	152
Staff related obligations	120	40	(29)	6	137
Voluntary separation plans	31	3	(18)	7	23
Litigation and other (see note 9.3)	323	53	(103)	16	289
Tax claims	79	9	(24)	9	73
Other legal claims	244	44	(79)	7	216
Commercial agreements and onerous contracts	23	9	(4)	—	28
Other	361	84	(124)	20	341
	2,562	747	(877)	(25)	2,407
Short-term provisions	1,064				1,101
Long-term provisions	1,498				1,306
	2,562				2,407

	Balance at December 31, 2020	Additions[1]	Deductions/ Payments	Effects of foreign exchange and other movements	Balance at December 31, 2021
Environmental	661	47	(65)	(48)	595
Emission obligations	571	606	(565)	(120)	492
Asset retirement obligations	397	20	(5)	(15)	397
Site restoration	309	25	(93)	(21)	220
Staff related obligations	127	40	(31)	(16)	120
Voluntary separation plans	55	13	(27)	(10)	31
Litigation and other (see note 9.3)	269	143	(70)	(19)	323
Tax claims	62	32	(10)	(5)	79
Other legal claims	207	111	(60)	(14)	244
Commercial agreements and onerous contracts	25	4	(5)	(1)	23
Other	218	278	(112)	(23)	361
	2,632	1,176	(973)	(273)	2,562
Short-term provisions	935				1,064
Long-term provisions	1,697				1,498
	2,632				2,562
1.Additions exclude provisions reversed or utilized during the same year.
The Company uses derivative financial instruments and spot purchases to manage its exposure to fluctuations in prices of emission rights allowances. See note 6.3 for the details of the cash flow hedging in place for emission rights, note 4.5 for CO2 emission rights held as current assets and note 5.1 for CO2 emission rights held as Intangible non-current assets. The Company also receives indirect compensation through rebates on its energy tariffs.
There are uncertainties regarding the timing and amount of the provisions above. Changes in underlying facts and circumstances for each provision could result in differences in the amounts provided for and the actual outflows. In general, provisions are presented on a non-discounted basis due to the uncertainties regarding the timing or the short period of their expected consumption.
Environmental provisions have been estimated based on internal and third-party estimates of contaminations, available remediation technology, and environmental regulations. Estimates are subject to revision as further information develops or circumstances change.
Provisions for site restoration are related to costs in connection with the dismantling of site facilities, mainly in France and Poland, of which 79 and 98 at December 31, 2022 and 2021, respectively, with respect to the dismantling of the Florange liquid phase.
Provisions for staff related obligations primarily concern Brazil and are related to various employees’ compensation.
Provisions for voluntary separation plans primarily relate to plans in Spain, France, Brazil, Luxembourg and Germany, which are expected to be settled within one year.
Provisions for litigation include losses relating to present legal obligations that are considered to be probable. Further detail regarding legal matters is provided in note 9.3.
In 2022 and 2021 provisions for commercial agreements and onerous contracts are primarily linked to onerous contracts recognized in Poland, Spain and Brazil.
Other provisions increased by 240 as a result of the Complementary Agreement Term signed on June 7, 2021 between ArcelorMittal Brasil, the Federal and State Prosecutor Offices and the Commission representing affected people with respect to the precautionary evacuation of the communities close to the Serra Azul dam as well as the commitment to implement action plans in order to ensure the stability, security and decommissioning of the tailing dam. As of December 31, 2022 such provisions amounted to 187 (217 on December 31, 2021). Other provisions comprise as well technical warranties and guarantees.
In 2021, other provisions decreased by 98 with respect to the indemnification arrangement between the Company and Global Chartering (see note 2.3.1) following a revision of the shipping market rate outlook for certain of Global Chartering's fleet lease terms.
Environmental Liabilities
ArcelorMittal’s operations are subject to a broad range of laws and regulations relating to the protection of human health and the environment at its multiple locations and operating subsidiaries. As of December 31, 2022, excluding asset retirement obligations, ArcelorMittal had established provisions of 566 for environmental remedial activities and liabilities. The provisions for all operations by geographic area included mainly 399 in Europe, 118 in South Africa and 44 in Canada. In addition, ArcelorMittal and the previous owners of its facilities have expended substantial amounts to achieve or maintain ongoing compliance with applicable environmental laws and regulations. ArcelorMittal expects to continue to expend resources in this respect in the future.
Europe
Environmental provisions for ArcelorMittal’s operations in Europe total 399 and are mainly related to the investigation and remediation of environmental contamination at current and former operating sites in Belgium (206), France (58), Luxembourg (55), Poland (44), Germany (28) and Spain (8). This investigation and remediation work relates to various matters such as decontamination of water discharges, waste disposal, cleaning water ponds and remediation activities that involve the clean-up of soil and groundwater. These provisions also relate to human health protection measures such as fire prevention and additional contamination prevention measures to comply with local health and safety regulations.
Belgium
In Belgium, environmental provisions amount to 206, of which the most significant elements are legal site remediation obligations linked to the closure of the primary installations at ArcelorMittal Belgium (Liège). The provisions also concern the external recovery and disposal of waste, residues or by-products that cannot be recovered internally at the ArcelorMittal Ghent and Liège sites and the removal and disposal of material containing asbestos.
France
In France, environmental provisions of 58 principally relate to the remediation of former sites, including several coke plants, and the capping and monitoring of landfills or basins previously used for residues and secondary material.
The remediation of the coke plants concerns mainly the Thionville, Moyeuvre-Grande, Homecourt, Hagondange and Micheville sites, and is related to treatment of soil and groundwater. At the Thionville coke plant, soil remediation has been completed, while additional investigations are ongoing for groundwater.
ArcelorMittal is responsible for closure and final rehabilitation of the rest of the site corresponding to the former Conroy and Pérotin slag-heaps, for which the administrative procedure for cessation of activity is underway but due to the COVID-19 pandemic the project slowed down and the remediation has been postponed to 2023 due to change of regulator. In other sites, ArcelorMittal France is responsible for monitoring the concentration of organic compound and heavy metals in soil and groundwater on all former sites closed and/or already remediated. The Florange coke plant shut down in 2020 and is now under investigation for its demolition and remediation.
ArcelorMittal France has an environmental provision that principally relates to the remediation and improvement of storage of secondary materials, the disposal of waste at different ponds and landfills and an action plan for removing asbestos from the installations and mandatory financial guarantees to cover risks of major accident hazard or for gasholders and waste storage. Most of the provision relates to the stocking areas at the Dunkirk site that will need to be restored to comply with local law and to the mothballing of the liquid phase in Florange, including study and surveillance of soil and water to prevent environmental damage, treatment and elimination of waste and financial guarantees demanded by Public Authorities. Environmental provisions also include treatment of slag dumps at the Florange and Dunkirk sites as well as removal and disposal of material containing asbestos at the Dunkirk and Mardyck sites.
ArcelorMittal France also has an environmental provision that principally relates to the remediation and improvement of storage of secondary materials, the disposal of waste at different ponds and landfills as the stocking areas at the Dunkirk site need to be restored to comply with local law.
Luxembourg
In Luxembourg, environmental provisions of 55 relate to the post-closure monitoring and remediation of former production sites, waste disposal areas, slag deposits and mining sites.
ArcelorMittal Luxembourg is contractually liable to clean the former Ehlerange slag deposit (93 hectares) and moves approximately 400,000 cubic meters of material to other sites. ArcelorMittal Luxembourg also has an environmental provision to secure, stabilize and conduct waterproofing treatment on mining galleries and entrances and various dumping areas in Mondercange, Differdange and Dommeldange. In addition, ArcelorMittal Luxembourg has secured the disposal of ladle slag, sludge and certain other residues coming from different sites at the Differdange dump for a total volume of 1,400,000 cubic meters until the end of 2021. At the end of 2022, the studies for the covering process of this dump were completed. A 49 provision relates to such obligations.
ArcelorMittal Belval and Differdange has an environmental provision of 6 to clean historical landfills in order to meet the requirements of the Luxembourg Environment Administration and to cover dismantling and soil cleaning costs of the former PRIMOREC installation.
Poland
ArcelorMittal Poland’s environmental provision of 44 includes 27 for cleaning and remediation costs recognized in 2020 following the closure of primary facilities in Kraków; the remaining 17 relates to the obligation to reclaim landfills in Kraków, Zdzieszowice, Dabrowa Górnicza and to dispose the residues from a landfill in Lipówka which cannot be internally recycled or externally recovered in Dabrowa Gornicza, the storage and disposal of iron-bearing sludge which cannot be reused in the manufacturing process under the environmental law (i.e., waste storage time cannot exceed three years) and also land remediation in post-industrial areas in Ruszcza (district of Kraków).
Germany
In Germany, the environmental provision of 28 essentially relates to ArcelorMittal Bremen’s post-closure obligations mainly established for soil remediation, groundwater treatment and monitoring at the Prosper coke plant in Bottrop.
Spain
In Spain, ArcelorMittal España has environmental provisions of 8 due to obligations of sealing landfills basically located in the Asturias site and post-closure obligations in accordance with national legislation. These obligations include the collection and treatment of leachates that can be generated during the operational phase and a period of 30 years after the closure.
South Africa
AMSA has environmental provisions of 118 to be used over 13 years, mainly relating to environmental remediation obligations attributable to historical or legacy settling/evaporation dams and waste disposal activities. An important determinant in the final timing of the remediation work relates to obtaining the necessary environmental authorizations.
A provision of 37 relates to the decommissioned Pretoria Works site. This site is in a state of partial decommissioning and rehabilitation with only a small-sections rolling facility still in operation. AMSA transformed this old plant into an industrial hub for light industry since the late 1990s. Particular effort is directed to landfill sites, with sales of slag from legacy disposal sites to vendors in the construction industry continuing unabated, but other remediation works continued at a slow pace as remediation actions for these sites are long-term in nature in terms of a remediation order received during October 2021 and commenced with remediation during 2022.
The Vanderbijlpark Works site, the main flat carbon steel operation of AMSA, contains a number of legacy facilities and areas requiring remediation. The remediation entails the implementation of rehabilitation and decontamination measures of waste disposal sites, waste water dams, ground water and historically contaminated open areas. Provisions relating to this site amount to 18.
The Newcastle Works site is the main long carbon steel operation of AMSA. A provision of 24 relates to this site. As with all operating sites of AMSA, the above retirement and remediation actions dovetail with numerous large capital expenditure projects dedicated to environmental management. In the case of the Newcastle site, the major current environmental capital project is for air quality improvements, waste site remediation and storm water management.
A provision of 35 relates to the environmental rehabilitation of the Thabazimbi mine. AMSA holds an environmental trust which holds investments for a value of 24 that will be used for rehabilitation purposes.
The remainder of the obligation of 4 relates to Vereeniging site for the historical pollution that needs to be remediated at waste disposal sites, waste water dams and groundwater aquifers.
Canada
In Canada, ArcelorMittal Dofasco has an environmental provision of 44 for the expected cost of remediating toxic sediment located in the Company’s East Boatslip site, of which 1 is expected to be spent in 2023-2024.
Asset Retirement Obligations (“AROs”)
AROs arise from legal requirements and represent management’s best estimate of the present value of the costs that will be required to retire plant and equipment or to restore a site at the end of its useful life, mainly in connection with mining operations. As of December 31, 2022, ArcelorMittal had established provisions for asset retirement obligations of 349, including mainly 133 for Canada, 52 for Mexico, 41 for Ukraine, 36 for Germany, 22 for Brazil, 21 for Kazakhstan, 19 for Liberia and 18 for South Africa. As of December 31, 2022, AROs related to mining activities and total undiscounted amount of site restoration obligations amounted to 287 and 934, respectively.
AROs in Canada are legal obligations for site restoration and dismantling of the facilities near the mining sites in Mont-Wright and Fire Lake, and the accumulation area of mineral substances at the facility of Port-Cartier in Quebec, upon closure of the mines pursuant to the restoring plan of the mines. In addition,
Dofasco has legal obligations for the former Sherman Mine site near Temagami, Ontario.
AROs in Mexico relate to the restoration costs following the closure of the Las Truchas, El Volcan, San Jose and the joint operation of Peña Colorada iron ore mines.
AROs in Ukraine are legal obligations for site rehabilitation at the iron ore mining site in Kryvyi Rih, upon closure of the mine pursuant to its restoration plan.
In Germany, AROs principally relate to the Hamburg site, which operates on leased land with the contractual obligation to remove all buildings and other facilities upon the termination of the lease, and to the Prosper coke plant in Bottrop for filling the basin, restoring the layer and stabilizing the shoreline at the harbor.
In Kazakhstan, AROs relate to the restoration obligations of the iron ore and coal mines.
In Liberia, AROs relate to iron ore mine and associated infrastructure and mine related environmental damage and compensation. They cover the closure and rehabilitation plan under both the current operating phase and the not yet completed Phase 2 expansion project.
AROs in South Africa are for the Pretoria, Vanderbijlpark, Saldanha, Newcastle as well as the Coke and Chemical sites, and relate to the closure and clean-up of the plant associated with decommissioned tank farms, tar plants, chemical stores, railway lines, pipelines and defunct infrastructure.
In Belgium, AROs are to cover the demolition costs for the primary facilities at the Liège site.
In Brazil, AROs relate to legal obligations to clean and restore the mining areas of Serra Azul and Andrade, both located in the State of Minas Gerais. The related provisions are expected to be fully settled up to 2072 and 2078, respectively.
In Bosnia and Herzegovina, ARO relates to re-cultivation of dump yard of old iron ore pit Jezero and closing dam Medjedja.
9.2 Other long-term obligations

	Balance at December 31,
	2022	2021
Derivative financial instruments (notes 6.1 and 6.3)	45	58
Payable from acquisition of financial assets	85	115
Unfavorable contracts	92	105
Income tax payable	202	219
Put option liability ArcelorMittal Texas HBI (note 11.5.2)	181	—
Put option liability Sonasid (note 11.5.2)	122	119
Other	187	258
Total	914	874
As of December 31, 2022 and 2021, payable from acquisition of financial assets included 66 and 80 respectively related to AMNS India's debt guarantee (see note 9.4).
Unfavorable contracts of 92 and 105 as of December 31, 2022 and 2021, respectively, mainly related to AMSF.
As of December 31, 2022, the income tax payable mainly related to income tax contingencies (in majority unasserted claims) and withholding tax.
9.3 Contingent liabilities
Tax Claims
ArcelorMittal is a party to various tax claims. As of December 31, 2022, ArcelorMittal had recorded short-term and long-term liabilities related to income tax contingencies of 53 and provisions for non-income tax claims in the aggregate of 73 for which it considers the risk of loss to be probable. Set out below is a summary description of the tax claims (i) for which ArcelorMittal had recorded a provision as of December 31, 2022, (ii) that constitute a contingent liability, (iii) that were resolved in 2022 or (iv) that were resolved and had a financial impact in 2021 or 2020, in each case involving amounts deemed material by ArcelorMittal. The Company is vigorously defending against the pending claims discussed below.
Brazil
In 2011, ArcelorMittal Brasil (at the time SOL Coqueria Tubarão S.A.) received 21 separate tax assessments from the Revenue Service of the State of Espirito Santo for ICMS (a value-added tax) in an amount which totaled 26 relating to a tax incentive (INVEST) it used. The dispute concerns the definition of fixed assets. In August 2015, the administrative tribunal of the first instance upheld the 21 separate tax assessments. In September 2015, ArcelorMittal Brasil filed appeals with respect to each of the administrative tribunal’s decisions. As of December 31, 2018, there were final unfavorable decisions at the administrative tribunal level in 15 of the 21 cases, each of which ArcelorMittal Brasil appealed to the judicial instance. In March 2018, the administrative tribunal of the third instance found in favor of ArcelorMittal Brasil sending the six other cases back to the administrative tribunal of the second instance. After the administrative tribunal of the second instance issued a partially favorable ruling on these six cases in December 2019, related only to the recognition of the limitation period of May 2005, a further appeal to the administrative tribunal of the third instance was filed. In July 2021, the third administrative instance denied ArcelorMittal Brasil's appeal and upheld the tax assessments. Following the conclusion of this proceeding at the administrative level, in September 2021, ArcelorMittal Brasil appealed to the judicial instance where all of the 21 cases now await a first instance decision.
In 2011, ArcelorMittal Brasil received a tax assessment for corporate income tax (known as IRPJ) and social contributions on net profits (known as CSL) in relation to (i) the amortization of goodwill on the acquisition of Mendes Júnior Siderurgia (for the 2006 and 2007 fiscal years), (ii) the amortization of goodwill arising from the mandatory tender offer ("MTO") made by ArcelorMittal (ex-Mittal Steel N.V.) to minority shareholders of Arcelor Brasil in connection with the two-step merger of Arcelor and Mittal Steel N.V. (for the 2007 tax year), (iii) expenses related to pre-export financing used to finance the MTO, which were deemed by the tax authorities to be unnecessary for ArcelorMittal Brasil since the expenses were incurred to buy shares of its own company and (iv) CSL over profits of controlled companies in Argentina and Costa Rica. The amount claimed now totals 438. On January 31, 2014, the administrative tribunal of the first instance found in partial favor of ArcelorMittal Brasil, reducing the penalty component of the assessment from, according to ArcelorMittal Brasil’s calculations, 120 to 63 (as calculated at the time of the assessment), while upholding the remainder of the assessment. The Federal Revenue Service appealed the administrative tribunal’s decision to reduce the amount of the original penalty. ArcelorMittal Brasil also appealed the administrative tribunal’s decision to uphold the tax authority’s assessment (including the revised penalty component). In September 2017, the administrative tribunal of the second instance found largely in favor of the Federal Revenue Service. In January 2018, ArcelorMittal Brasil filed a motion for clarification of this decision. In February 2018, the motion for clarification was rejected and, in March 2018, an appeal was filed to the administrative tribunal of the third instance.
In 2013, ArcelorMittal Brasil received a tax assessment in relation to the 2008-2010 tax years for IRPJ and CSL in relation to (i) the amortization of goodwill on the acquisition of Mendes Júnior Siderurgia, Dedini Siderurgia and CST, (ii) the amortization of goodwill arising from the MTO made by
ArcelorMittal (ex-Mittal Steel N.V.) to minority shareholders of Arcelor Brasil in connection with the two-step merger of Arcelor and Mittal Steel N.V. and (iii) CSL and IRPJ over profits of controlled companies in Argentina, Costa Rica, Venezuela and the Netherlands. The amount claimed totals 389. In October 2014, the administrative tribunal of the first instance found in favor of the Federal Revenue Service and ArcelorMittal Brasil filed its appeal in November 2014. In September 2017, the administrative tribunal of the second instance found in favor of the Federal Revenue Service. ArcelorMittal Brasil filed a motion for clarification with respect to this decision, which was denied, and thereafter filed an appeal to the administrative tribunal of the third instance. In November and December 2022, the tribunal found in favor of ArcelorMittal Brasil cancelling 98% of the tax assessment, in particular: (i) the total amount related to the goodwill of Mendes Júnior Siderurgia was cancelled; (ii) most of the amounts related to the goodwill of MTO was cancelled; and (iii) the total amount related to CSL and IRPJ over profits of controlled companies in Argentina and Netherlands was cancelled. The decision (a) did not decide the claim related to the deduction of the MTO’ goodwill amounts amortized for accounting purposes (this specific matter will be the subject of a separate legal proceeding) and (b) remitted the proceeding to the first administrative instance for the analysis of the arguments related to the subsidiary located in Venezuela. ArcelorMittal Brasil is currently awaiting the formalization of the decision and the write-off of the amounts; the remaining claim under discussion is 8.
In April 2016, ArcelorMittal Brasil received a tax assessment in relation to (i) the amortization of goodwill resulting from the MTO made by ArcelorMittal (ex-Mittal Steel N.V.) to the minority shareholders of Arcelor Brasil in connection with the two-step merger of Arcelor and Mittal Steel N.V. in 2007 and (ii) the amortization of goodwill resulting from ArcelorMittal Brasil’s acquisition of CST in 2008. While the assessment, if upheld, would not result in a cash payment as ArcelorMittal Brasil did not have any tax liability for the fiscal years in question (2011 and 2012), it would result in a 63 financial impact arising from a write off of net operating loss carry forwards with respect to the 2011-2012 tax year. In May 2016, ArcelorMittal Brasil filed its defense, which was not accepted at the first administrative instance. On March 10, 2017, ArcelorMittal Brasil filed an appeal to the second administrative instance, which was rejected in May 2019, filed a motion for clarification which was denied in November 2019 and thereafter filed an appeal to the administrative tribunal of the third instance.
In December 2018, ArcelorMittal Brasil received a tax assessment of 108, which could have an additional 21 financial impact arising from a write off of net operating loss carry forward with respect to the 2013-2014 tax years, principally in relation to the amortization of goodwill resulting from the MTO made by
ArcelorMittal (ex-Mittal Steel N.V.) to the minority shareholders of Arcelor Brasil in connection with the two-step merger of Arcelor and Mittal Steel N.V. in 2007. In January 2019, ArcelorMittal Brasil filed a defense in the first administrative instance, which issued an unfavorable decision in June 2019. An appeal to the second administrative instance was filed in July 2019. In November 2022, the administrative tribunal of the second instance cancelled the tax assessment. In January 2023, an appeal to the administrative tribunal of third instance was filed by the Federal Revenue Service.
In December 2020, ArcelorMittal Brasil received a tax assessment of 38, which could have an additional 46 financial impact arising from a write off of net operating loss carry forwards, with respect to the 2015-2016 tax years, related to the amortization of goodwill resulting from the MTO made by ArcelorMittal (ex-Mittal Steel N.V.) to the minority shareholders of Arcelor Brasil in connection with the two-step merger of Arcelor and Mittal Steel N.V. in 2007. ArcelorMittal Brasil filed its defense in the first administrative instance in January 2021 which issued an unfavorable decision in August, 2021. An appeal to the second administrative instance was filed in September 2021.
In 2013, ArcelorMittal Brasil filed a lawsuit against the Federal Revenue Service disputing the basis of calculation of a tax called additional freight for the renewal of the Brazilian Merchant Navy ("AFRMM"), amounting to 55. The dispute is related to the inclusion of the unloading and land transport costs of the imported goods after landing to calculate AFRMM. In June 2013, ArcelorMittal Brasil obtained a preliminary decision allowing the company not to pay such amount until a final decision was rendered. In February 2017, ArcelorMittal Brasil obtained a favorable decision at the judicial first instance which was upheld by the Federal Court of Appeals in February 2019. In July 2019, the Federal Revenue Service filed appeals with the Superior Court of Justice and the Supreme Court. In February 2020, the appeal to the Supreme Court of Justice was dismissed and, in July 2020, the Appeal to the Supreme Court was dismissed. This decision is final and unappealable. In November 2018, a related tax assessment was received from the Federal Revenue Service claiming 18 as a penalty for alleged failure to comply with formal requirements in the import declarations delivered by the company in the years 2013-2018, which were the subject matter of the preliminary decision of June 2013. In December 2018, ArcelorMittal Brasil presented its defense in the first administrative instance, which in June 2019 decided in ArcelorMittal Brasil’s favor. The case was archived by the Federal Revenue Service in March 2021. ArcelorMittal Brasil became aware of this in April 2022 when the contingency was written off. A further related tax assessment was received in September 2018 from the Federal Revenue Service claiming 0.2 as a penalty for alleged failure to comply with formal requirements in the import declarations delivered by the company in the period between September and November 2013. In October 2018, ArcelorMittal Brasil presented its defense in the first administrative instance, and a decision is pending.
In the period from 2014 to 2018, ArcelorMittal Brasil received six tax assessments from the Federal Revenue Service in the amount of 39 disputing its use of credits for PIS and COFINS social security taxes in 2010, 2011 and 2013. The dispute relates to the concept of production inputs in the context of these taxes. In the first case, the administrative tribunal of the first instance found partially in favor of ArcelorMittal Brasil. The decision was upheld in the administrative tribunal of the second instance and ArcelorMittal Brasil filed an appeal to the administrative tribunal of the third instance which ruled partially in favor of ArcelorMittal Brasil in May 2019. In January 2020, the case was sent back to the Federal Revenue to verify the extent of the administrative tribunal of the third instance’s decision in order to proceed with the write-off of amounts due. In August 2020, the tax assessment was reduced by approximately 25%, reflecting the partially favorable decision. In January 2022, ArcelorMittal Brasil filed a lawsuit to dispute the remaining amount which is pending trial at first instance. In the second case, the administrative tribunal of the first instance found partially in favor of ArcelorMittal Brasil in December 2016 and an appeal has been filed to the administrative tribunal of the second instance. In the third case (this assessment does not involve a cash payment requirement, but may result in a financial impact of 3 arising from a write-off of credits in ArcelorMittal Brasil’s tax books), the administrative tribunal of the first instance upheld the tax assessment in March 2017, and ArcelorMittal Brasil appealed to the administrative tribunal of the second instance. In the fourth case, ArcelorMittal Brasil has filed its defense to the administrative tribunal of the first instance in March 2018. In March 2021, a partially favorable decision was issued and an appeal was filed to the second administrative instance in April 2021. In the fifth case, a partially favorable decision was issued in November 2020, and an appeal was presented in December 2020. In the sixth case, the administrative tribunal of the first instance issued an unfavorable decision in April 2017, and ArcelorMittal Brasil appealed to the administrative tribunal of the second instance. In March 2018, the Superior Court decided a leading case, not involving ArcelorMittal Brasil, that ruled against the restrictive approach that the tax authorities have been using towards credit (of the sort in issue in ArcelorMittal Brasil’s PIS/COFINS cases). In June 2021, the Supreme Court decided a leading case, not involving ArcelorMittal Brasil, ensuring the taxpayers’ right to register the PIS/COFINS credits over scrap acquisition (one of the inputs being challenged by the tax authority). This binding precedent is important because it strengthens ArcelorMittal’s defenses in the six cases in which part of the contingency is related to scrap acquisition. ArcelorMittal Brasil also filed in February 2011 a claimant individual lawsuit on the PIS/COFINS credits over scrap acquisition matter, in which a favorable and unappealable decision was issued in May 2022. Accordingly and as a result of this legal clarification, in 2022, ArcelorMittal recorded PIS/COFINs tax credits in cost of sales in the amount of 300 with respect to prior periods.
In May 2014, ArcelorMittal Comercializadora de Energia received a tax assessment from the state of Minas Gerais alleging that the company did not correctly calculate tax credits on interstate sales of electricity from February 2012 to December 2013. The amount claimed totals 35. ArcelorMittal Comercializadora de Energia filed its defense in June 2014. Following an unfavorable administrative decision in November 2014, ArcelorMittal Comercializadora de Energia filed an appeal in December 2014. In March 2015, there was a further unfavorable decision at the second administrative level. Following the conclusion of this proceeding at the administrative level, the company received the tax enforcement notice in December 2015 and filed its defense in February 2016. In April 2016, ArcelorMittal Comercializadora de Energia received an additional tax assessment in the amount, of 50, after taking account of a reduction of fines mentioned below regarding the same matter, for infractions which allegedly occurred during the 2014 to 2015 period, and filed its defense in May 2016. In May 2017, there was a further unfavorable decision at the second administrative level in respect of the tax assessment received in April 2016. In June 2017, ArcelorMittal Comercializadora de Energia filed an appeal to the second administrative instance. This appeal was rejected in August 2017. In October and November 2017, the company appealed in relation to both tax assessments to the judicial instance. In November 2017, the company received a notice from the tax authority informing it of the reduction of the fines element by 12, due to the retroactive application of a new law. In February 2019, due to the retrospective application of a new law, a reduction of the fine element of 7 was finalized in the first case.
In the period from May to July 2015, ArcelorMittal Brasil received nine tax assessments from the state of Rio Grande do Sul alleging that the company, through its branches in that state, had not made advance payments of ICMS on sales in that state covering the period from May 2010 to April 2015. The amount claimed totals 76. The administrative tribunal of the first instance upheld the tax assessments in each of the nine cases, and ArcelorMittal Brasil appealed each of the administrative tribunal’s decisions. Each case was decided unfavorably to ArcelorMittal Brasil at the administrative tribunal of the second instance. In the period from February 2016 to February 2017, ArcelorMittal Brasil appealed to the judicial instance, where there are 5 cases pending. In June 2022, ArcelorMittal Brasil obtained, in the fifth case, a partially favorable decision and in
September 2022, this decision was confirmed at second instance. The other cases are still pending a first instance decision.
On May 17, 2016, ArcelorMittal Brasil received a tax assessment from the state of Santa Catarina in the amount of 110 alleging that it had used improper methods to calculate the amount of its ICMS credits. ArcelorMittal Brasil filed its defense in July 2016. In December 2016, ArcelorMittal Brasil received an unfavorable decision at the first administrative level, in respect of which it filed an appeal. In March 2018, the administrative tribunal of the second instance found against ArcelorMittal Brasil and, in April 2018, ArcelorMittal Brasil filed an appeal to the administrative tribunal of the third instance. In December 2019, the tax assessment was upheld by the administrative tribunal of the third instance. In January 2020, ArcelorMittal Brasil filed a motion for clarification which was rejected in August 2020. ArcelorMittal Brasil appealed to the judicial instance in November 2020.
In January 2023, ArcelorMittal Brasil received a tax assessment from the Federal Revenue Service in an amount of 132 in which the tax authority rejected the offsetting of PIS/COFINS credits used by the company in 2018. The dispute relates to various types of credits such as credits recognized in Court processes (exclusion of ICMS from the PIS and COFINS calculation base, PIS/COFINS credits in the Manaus Free Trade Zone), expenses related to the acquisition of scrap (including freight), expenses related to port handling, expenses for freight for finished products. ArcelorMittal Brasil filed an administrative defense in February 2023.
Mexico
In 2015, the Mexican Tax Administration Service issued a tax assessment to ArcelorMittal Mexico, with respect to 2008, principally due to improper interest deductions relating to certain loans, and unpaid corporate income tax for interest payments that the tax authority has categorized as dividends. In November 2015, ArcelorMittal Mexico filed an administrative appeal in respect of this assessment, which was dismissed by the tax authority. In November 2017, ArcelorMittal Mexico filed an annulment complaint before a Federal Administrative and Tax Justice Court, which has not been determined. The amount of the tax assessment as of December 31, 2022 is 207.
With respect to 2007 and 2009, the Mexican Tax Administration Service also challenged the interest deduction related to the aforementioned loans and issued tax assessments to ArcelorMittal Mexico for 23 and 28, respectively. In November 2018, a Federal Administrative and Tax Justice Court ruled against the annulment complaint filed by ArcelorMittal Mexico in relation to the 2007 tax assessment and in December 2018, ArcelorMittal Mexico filed a constitutional claim before the Collegiate Tribunal For Administrative Matters, which was rejected in June 2019. A review appeal was filed in July 2019 and rejected in August 2019. An extraordinary appeal of constitutional review was filed against this decision in September 2019 before the Supreme Court of Justice. In November 2019, the Court dismissed the extraordinary appeal of constitutional review confirming the earlier decision in favor of the tax authorities. No further appeal is possible. With respect to the 2009 tax assessment, in November 2016 ArcelorMittal Mexico filed an administrative appeal before the Administrative Authority on Federal Tax Matters, which was rejected in June 2020. In September 2020, an annulment complaint was filed before the Federal Administrative and Tax Justice Court. In December 2021, a reduction of the penalty component of the tax assessment was requested, an amount of 20 was paid and the Court issued a dismissal ruling in respect of this case, thereby closing the proceedings.
In 2013, the Mexican Tax Administration Service issued a tax assessment to ArcelorMittal Las Truchas, alleging that ArcelorMittal Las Truchas owes 89 in respect of (i) non-payment of withholding tax on capitalized interest, (ii) non-deduction of accrued interest regarding certain loans, and (iii) reduction of the taxable basis of assets in 2007. In 2015, ArcelorMittal Las Truchas filed an administrative appeal in respect of the aforementioned assessment, which the tax authority dismissed. In October 2015, ArcelorMittal Las Truchas filed an annulment complaint before the Federal Administrative and Tax Justice Court, which ruled partially in favor of ArcelorMittal Las Truchas in October 2018 by declaring the illegality of item (i). The tax authority filed an application for judicial review in January 2019 and in March 2020, the Court upheld the ruling in favor of ArcelorMittal Las Truchas regarding item (i) which decision is definitive. ArcelorMittal Las Truchas also filed a nullity lawsuit to challenge the ruling in respect of items (ii) and (iii), and, in June 2020, the Court upheld the rulings of the Tax Court. ArcelorMittal Las Truchas promptly thereafter submitted an extraordinary appeal for constitutional review before the Supreme Court of Justice regarding items (ii) and (iii).
In October 2018, the Mexican Tax Administration Service issued a tax assessment to ArcelorMittal Las Truchas, with respect to 2013 due to: (i) improper interest deductions relating to certain loans (ii) non-deduction of advanced rent payments and (iii) non-deduction of rolling roll expenses. In November 2018, ArcelorMittal Las Truchas filed an administrative appeal before the Administrative Authority on Federal Tax Matters, which was partially rejected in June 2019 and is being appealed. Therefore, in August 2019, ArcelorMittal Las Truchas filed an annulment complaint before a Federal Administrative and Tax Justice Court, which has not been determined. The amount of the tax assessment as of December 31, 2022 is 108.
Ukraine
In October 2019, ArcelorMittal Kryvyi Rih received tax orders from Ukrainian tax authorities covering the findings of a tax audit for the period from 2015 through the first quarter of 2019 which claimed the company owes additional taxes of 278 for that period. ArcelorMittal Kryvyi Rih appealed these orders to the tax authorities resulting in a significant reduction of the amounts claimed. In January 2020, ArcelorMittal Kryvyi Rih filed three legal actions with the Kyiv District Administrative Court seeking to cancel the remaining additional charges amounting to 128. The three cases were later merged into one case and moved to the Dnipro District Administrative Court. In February 2023, the Court dismissed the entirety of the claim except for an amount of 0.05. The tax authorities may appeal the dismissal.
In October 2020, ArcelorMittal Kryvyi Rih commenced a separate lawsuit seeking cancellation of additional tax charges (excise duty, VAT, CIT, fines) of 89 based on the results of a full-scope tax audit covering 2015 through the first quarter of 2019. This separate lawsuit was closed in May 2021 at ArcelorMittal Kryvyi Rih’s request.
In August 2021, ArcelorMittal Kryvyi Rih commenced court proceedings to dispute the assessment by Ukrainian tax authorities of a subsoil usage rent/tax (in the amount of approximately 77) on production activities by ArcelorMittal Kryvyi Rih for the period from January 2015 to March 2019. In November 2021, the court found that the tax notice decision was illegal and cancelled it. The Ukrainian tax authorities and the Prosecutor’s office appealed this decision. Subsequently, (a) on November 17, 2021, the Prosecutor General’s office and the Security Service of Ukraine notified the Chief Financial Officer of ArcelorMittal Kryvyi Rih that he had been placed under an investigation on suspicion of alleged tax evasion and official forgery, and (b) on January 4, 2022 the Prosecutor General’s office, acting pursuant to a ruling of the Shevchenkivsky District Court of Kyiv dated November 30, 2021 blocked the accounts of ArcelorMittal Kryvyi Rih with three banks in Ukraine. ArcelorMittal Kryvyi Rih promptly appealed the blocking of these accounts and the restrictions on two of the three accounts were by court order partially lifted to allow the payment of wages, taxes and other mandatory payments. In March 2022, the Prosecutor General closed the criminal proceedings and as a result the remaining restrictions were lifted. In June 2022, the Court of Appeal decided that the tax notice decision was illegal and confirmed its cancellation. In July 2022, the tax authorities and the Prosecutor’s Office filed a cassation appeal to the Supreme Court which was rejected in December 2022 and the case is now closed.
Kazakhstan
In November 2020, ArcelorMittal Temirtau filed a lawsuit in the Astana investment court against the State revenue committee. The dispute is related to a tax claim by the said committee resulting from an audit for the years 2013-2017. The court hearings started in February 2021 and resulted in a June 2021 judgment against ArcelorMittal Temirtau for 45 for tax and late payment interest as estimated by the authorities in their notification of September 28, 2020. ArcelorMittal Temirtau appealed this decision with the court of second instance, which confirmed the judgment in September 2021. The judgment came into force and was satisfied. In November 2021, ArcelorMittal filed an appeal with the Court of Cassation which in January 2022, the Court declined to hear the appeal, bringing the case to an end.
In January 2022, ArcelorMittal Temirtau filed a lawsuit in the Nur-Sultan (Astana) administrative court against the State revenue committee. The dispute is related to a tax claim by the said committee in the amount of 63 resulting from an audit for the years 2018-2019. In January 2022, ArcelorMittal Temirtau withdrew the lawsuit and paid the tax due with interest and the applicable administrative penalty in the first half of 2022.
Competition/Antitrust Claims
ArcelorMittal is a party to various competition/antitrust claims. As of December 31, 2022, ArcelorMittal had recorded a non-material amount provision in respect of such claims. Set out below is a summary description of competition/antitrust claims (i) that constitute a contingent liability, (ii) that were resolved in 2022 or (iii) that were resolved and had a financial impact in 2021 or 2020, in each case involving amounts deemed material by ArcelorMittal. The Company is vigorously defending against each of the pending claims discussed below.
Brazil
In September 2000, two construction trade organizations filed a complaint with Brazil’s Administrative Council for Economic Defense (“CADE”) against three long steel producers, including ArcelorMittal Brasil. The complaint alleged that these producers colluded to raise prices in the Brazilian rebar market, thereby violating applicable antitrust laws. In September 2005, CADE issued its final decision against ArcelorMittal Brasil, imposing a fine of 61. ArcelorMittal Brasil appealed the decision to the Brazilian Federal Court. In September 2006, ArcelorMittal Brasil offered a guarantee letter and obtained an injunction to suspend enforcement of this decision pending the court’s judgment. In September 2017, the Court found against ArcelorMittal Brasil. In October 2017, ArcelorMittal Brasil filed a motion for clarification of this decision, which was dismissed. In December 2017, ArcelorMittal Brasil filed an appeal to the second judicial instance.
There is also a related class action commenced by the Federal Public Prosecutor of the state of Minas Gerais against ArcelorMittal Brasil for damages in an amount of 71 based on the alleged violations investigated by CADE. The injunction requested by Federal Prosecution Office was denied.
A further related lawsuit was commenced in February 2011 by four units of Sinduscons, a civil construction trade organization, in federal court in Brasilia against, inter alia, ArcelorMittal Brasil claiming damages based on an alleged cartel in the rebar market as investigated by CADE and as noted above.
Spain
In November 2018, the Comisión Nacional de los Mercados y la Competencia (“CNMC”), the Spanish competition authority, carried out a dawn raid at the offices of ArcelorMittal in Villaverde (Madrid) in relation to a preliminary investigation concerning alleged coordination between competitors to fix the purchase price of scrap. In March 2020, further dawn raids were carried out extending the investigation to the sale of long products. In July 2020, CNMC announced that they were commencing a formal sanctioning procedure against ArcelorMittal Spain Holding ("AMSH") and its subsidiaries ArcelorMittal Madrid, ArcelorMittal Comercial Perfiles España, ArcelorMittal Aceralia Basque Holding (“AMABH”), and Arcelor Mittal España (and other companies not part of ArcelorMittal group) in respect of purchases of scrap and sale of finished steel products, especially long products. In August 2021, the CNMC issued a statement of objections to AMSH and AMABH, among other parties. The CNMC stated that it had found evidence of a purported cartel in terms of the purchase of scrap, while noting that it had not found evidence of infringement with regard to the sales of long products. The infringement with respect to the scrap was alleged to have taken place from 2009 to 2020 and is attributed to AMSH and AMABH. In September 2021, AMSH and AMABH responded to the allegations and objected to the claims of infringement. In November 2021, the CNMC notified AMABH and AMSH of its resolution proposal to be submitted to the Council proposing a sanction for AMABH, with joint and several liability for AMSH, of 3 (€2.7 million which is 6.5% of a turnover figure of €42.3 million) and notified AMSH and AMABH that it had restricted the alleged infringement due to certain contacts held from January to August 2018. On December 16, 2021, AMABH filed its challenge to the resolution proposal, together with an economic report as proof of market structure. In March 2022, the CNMC decided on a sanction for AMABH of 14 (€12.1 million based on a turnover which CNMC determined as €226.6 million). In May 2022, AMABH appealed the decision to the Spanish Court and sought suspension of payment of the fine. In October 2022, the Court agreed to the said suspension subject to the provision of a guarantee by AMABH, filed with the court in December 2022.
Other Legal Claims
ArcelorMittal is a party to various other legal claims. As of December 31, 2022, ArcelorMittal had recorded provisions of 216 for other legal claims in respect of which it considers the risk of loss to be probable. Set out below is a summary description of the other legal claims (i) in respect of which
ArcelorMittal had recorded a provision as of December 31, 2022, (ii) that constitute a contingent liability, (iii) that were resolved in 2022, or (iv) that were resolved and had a financial impact in 2021 or 2020, in each case involving amounts deemed material by ArcelorMittal. The Company is vigorously defending against each of the claims discussed below that remain pending.
Argentina
Over the course of 2007 to 2021, the Argentinian Customs Office Authority (“Aduana”) notified Acindar, of certain inquiries that it was conducting with respect to prices declared by Acindar related to iron ore imports. The Customs Office Authority was seeking to determine whether Acindar incorrectly declared prices for iron ore imports from several different Brazilian and Bolivian suppliers and from ArcelorMittal Sourcing originally on 39 different claims concerning several shipments made between 2002 and 2021. The investigations are subject to the administrative procedures of the Customs Office Authority and are at different procedural stages depending on the filing date of the investigation. In March 2018, the Customs Office Authority issued a general instruction that ordered customs to withdraw current claims related to the difference between import prices in Argentina and export prices of iron ore when exiting Brazil, which has led to a reduction in the number of claims and amounts claimed against Acindar. In addition, other cases have been dismissed by the National Tax Court. As of February 2023, the aggregate amount claimed by the Customs Office Authority in respect of all iron ore shipments is 99 in 18 different cases. Of these 18 cases, 7 are still in the administrative branch of the Customs Office Authority and the other 11 cases, in which the administrative branch of the Customs Office Authority ruled against Acindar, have been appealed to the Argentinian National Fiscal Court.
Brazil
In 2015, the SINDIMETAL (employees’ union) filed a lawsuit against ArcelorMittal Brasil to annul all the collective labor agreements related to 12-hour work shifts. In 2018, at the Labor Court of Vitória/ES, the case was dismissed. SINDIMETAL subsequently appealed to the Regional Labor Court of Appeals, which in 2019 reversed the ruling of the first judicial instance and ordered the payment of overtime wages, based on the argument that the 12-hour working day was unconstitutional. In September 2019, ArcelorMittal Brasil filed an appeal with the Superior Labor Court on the grounds of (i) the constitutionality of collective labor agreements; (ii) ArcelorMittal Brasil was obliged to maintain the 12-hour work shift in the period between November 2011 and November 2012 by another judicial decision; and (iii) the Supreme Court has ordered the suspension of legal proceedings in which there is a discussion about the validity of collective labor agreements due to a pending decision in a case not involving ArcelorMittal Brasil with binding precedential value on similar cases. This decision impacts a group of approximately 2,500 employees. In July 2022, the Supreme Court decided the leading case, not involving ArcelorMittal Brasil, declaring the constitutionality of Collective Agreements, and this decision may favorably impact ArcelorMittal Brasil's case. This ruling lifted the suspension of all lawsuits (including ArcelorMittal’s 2019 appeal), regarding the validity of collective agreements, the appeal is therefore now being considered.
In April 2017, a shareholder in Siderúrgica Três Lagoas (“SITREL”) (of which ArcelorMittal Brasil is the other shareholder), commenced an arbitration against Votorantim Siderurgia S.A. (which subsequently merged into ArcelorMittal Brasil) and SITREL with the Center for Arbitration and Mediation of the Chamber of Commerce Brazil-Canada (CAM-CCBC). The dispute concerns a provision in SITREL’s joint venture agreement relating to the formula used to determine the selling price for steel billets supplied by ArcelorMittal Brasil to SITREL from January 2013 onwards. The shareholder has alleged that the steel billets were overpriced and is seeking compensation for overpaid amounts on both a retrospective and prospective basis, with the initial amount claimed totaling 33. In October 2021, the CAM-CCBC decided against ArcelorMittal Brasil. In November 2021, ArcelorMittal Brasil filed a motion for clarification and disqualification request to the CAM-CCBC in relation to a conflict of interest concerning the other party's appointed arbitrator. The CAM-CCBC issued a stay on the clarification request, pending resolution on the disqualification challenge. In December 2021, an Independent Arbitrators Committee was formed to decide on the disqualification claim, which it rejected in March 2022. In April 2022, a final arbitral award was issued, which has been satisfied by ArcelorMittal Brasil. Given ArcelorMittal Brasil’s ownership interest in SITREL, the financial impact for ArcelorMittal is a net loss after tax of approximately 126 (67 net of partial recovery through dividend payment from SITREL).
On March 30, 2022, Votorantim S.A. (“Votorantim”) exercised the put option right it has under its shareholders’ agreement with the Company to sell its entire equity interest in ArcelorMittal Brasil to the Company, following the acquisition of Votorantim's long steel business in Brazil in 2018. There is a dispute between the parties as to the value of the put option. Votorantim has valued the put option at BRL 5.283 billion (i.e. 1,012). In September 2022, Votorantim commenced an arbitration against ArcelorMittal Brasil seeking the full amount of its value of the put option, which would be reduced by the undisputed amount ArcelorMittal Brasil accepts as the value of the put option and which was paid in January 2023 for 179 (see note 11.5.2).
Italy
In January 2010, ArcelorMittal received notice of a claim filed by Finmasi S.p.A. relating to a memorandum of agreement (“MoA”)
entered into between ArcelorMittal Distribution Services France (“AMDSF”) and Finmasi in 2008. The MoA provided that AMDSF would acquire certain of Finmasi’s businesses for an amount not to exceed 114, subject to the satisfaction of certain conditions precedent, which, in AMDSF’s view, were not fulfilled. Finmasi sued for (i) enforcement of the MoA, (ii) damages of 17 to 29 or (iii) recovery costs plus quantum damages for Finmasi’s alleged lost opportunity to sell to another buyer. In September 2011, the court rejected Finmasi’s claims other than its second claim. The court appointed an expert to determine the quantum of damages. In May 2013, the expert’s report was issued and valued the quantum of damages in the range of 46 to 73. ArcelorMittal appealed the decision on the merits. In May 2014, the Court of Appeal issued a decision rejecting ArcelorMittal’s appeal. On June 20, 2014, ArcelorMittal filed an appeal of the Court of Appeal’s judgment with the Italian Court of Cassation. On April 11, 2018, the Court of Cassation rejected the appeal on the merits and upheld the Court of Appeal’s decision. On December 18, 2014, the Court of Milan issued a decision on the quantum of the damages and valued the quantum of damages in the sum of 29 plus interest. In June 2015, both parties served appeals of the decision on the quantum, with ArcelorMittal also seeking the suspension of the enforceability of the decision. On July 1, 2015, Finmasi formally notified AMDSF the declaration of enforcement of the decision of December 18, 2014. On July 28, 2015, AMDSF filed an appeal against such declaration with the Court of Appeal of Reims in France. At a hearing on December 1, 2015, the Italian Court of Appeal accepted the suspension of the enforcement of the decision of December 18, 2014, following the agreement of AMDSF to provide a guarantee for its value. In March 2016, on the joint application of the parties, the Court of Appeal of Reims ordered the suspension of the proceedings. On July 19, 2018, the Court of Appeal upheld the Court of Milan’s decision on quantum dated December 18, 2014. In September 2018, ArcelorMittal filed an appeal to the Court of Cassation. In January 2019, Finmasi called on the AMDSF guarantee issued in the context of the enforcement proceedings that were suspended in 2015. In August 2020, the Court of Cassation quashed the Court of Appeal decision on quantum and referred the case back to the Court of Appeal for further review of the quantum in respect of which Finmasi formally served their writ of summons in October 2020 asking the Court of Appel to confirm the first instance judgment on quantum. Following the decision of the Court of Cassation, Finmasi has repaid half of the amount of the guarantee that was called and provided a bank guarantee for the remainder. In December 2022, the Court found that AMDSF has the right to obtain restitution of approximately 28 paid to Finmasi and ordered Finmasi to pay the half still outstanding (approximately 13.9) plus interest and certain costs. In February 2023, Finmasi filed an appeal to the Court of Cassation. AMDSF is due to file its defense in March 2023.
On November 4, 2019, ArcelorMittal sent to the Commissioners governing the Ilva insolvency procedure (the “Commissioners”) a notice to withdraw from or terminate the lease agreement with a conditional obligation to purchase the business of Ilva and certain of its subsidiaries. This notice was based, among other things, on provisions of the agreement that allow withdrawal in the event that a new law affects it’s environmental plan for the Taranto plant in such a way that materially impairs the ability of ArcelorMittal Italia to operate the plant or implement its industrial plan; these provisions were triggered following the Italian Parliament’s removal, on November 3, 2019, of the legal protection necessary for ArcelorMittal Italia to implement its environmental plan without risk of criminal liability. In response, the Commissioners filed suit in Milan seeking an injunction to prevent ArcelorMittal's withdrawal and termination of the agreement. Following negotiation between the parties, on March 4, 2020, ArcelorMittal and the Commissioners entered into a settlement agreement whereby ArcelorMittal agreed to revoke its notice to withdraw from the original Ilva lease agreement and the Ilva Commissioners agreed to withdraw their request for an injunction.
In addition, following a complaint filed by the Commissioners, in mid-November 2019, prosecutors in Milan and Taranto opened investigations into potential violations of numerous criminal laws. Following the (i) search decrees issued by the Milan and Taranto Prosecution Offices and ensuing seizures of documents in November 2019, and (ii) restitution decree issued by the Milan Prosecution Office in September 2020, the Milan Public Prosecutors closed one of the investigations which began in November 2019 concluding that there was no evidence to support allegations of violations of numerous criminal laws relating principally to ArcelorMittal's withdrawal from the lease agreement for the Ilva plants and asked the judge for preliminary investigations to close the case. In August 2022, the Milan Judge for Preliminary Investigation dismissed the case. ArcelorMittal Italia (renamed Acciaierie d’Italia in April 2021 after the formation of a partnership with Invitalia see note 2.3.1) has not been notified of further developments in the other pending criminal cases. It is not possible to predict the timing or outcome or to foresee any charges for Acciaierie d'Italia.
In February 2020, the Mayor of Taranto issued an order to ArcelorMittal Italia related to certain emissions events that appear to have occurred in August 2019 and on February 22 and 23, 2020 and that allegedly concern the Taranto plant. The order required ArcelorMittal Italia to identify the responsible installations in 30 days and eliminate any anomalies within the subsequent 30 days or, if necessary, shut down certain installations relating to such emissions events (provided that, if no such identification was completed, the shut-down would extend to substantially the entire "hot area" of the plant). The Mayor of Taranto further alleged that adequate responses concerning such emissions were not received from the Ministry of the Environment. In response to this order, ArcelorMittal Italia filed an appeal on the merits and an application for interim measures to stay the order with the Regional Administrative Court in Lecce. In April 2020, the court upheld ArcelorMittal Italia’s application for interim measures and suspended the Mayor of Taranto’s order until a further hearing in October 2020. The interim order further required the Ministry of the Environment to file reports concerning the emissions events which served as the basis for the Mayor of Taranto’s order. After the Ministry provided such reports, the October 2020 hearing was postponed until December 15, 2020, at which hearing the Court confirmed the suspension of the order and scheduled the hearing for the discussion of the merits for January 27, 2021. On February 13, 2021, the Court rejected ArcelorMittal Italia’s appeal. On February 18, 2021, ArcelorMittal Italia filed an appeal with the State Council (the highest appellate body in this case) on the merits and also requested an ex parte order to suspend the judgment pending a ruling on the merits. On February 19, 2021, the State Council (i) found that the 30-day period during which ArcelorMittal Italia would have to shut down installations has not yet started and would commence only on March 16, 2021, i.e., after the hearing to discuss the request for interim measures (which it set for March 11, 2021) and therefore found a lack at the time of demonstrable “extreme gravity and urgency” necessary for interim measures, and (ii) set a hearing date of May 13, 2021 in respect of the merits. On June 23, 2021, the judgment of the Council of State was published, upholding Acciaierie d'Italia’s appeal, setting aside the Mayor of Taranto’s order as unlawful on various grounds, and thereby enabling Acciaierie d'Italia to continue operating the Taranto plant.
Luxembourg
In June 2012, the Company received writs of summons in respect of claims made by 59 former employees of ArcelorMittal Luxembourg. The claimants allege that they are owed compensation based on the complementary pension scheme that went into effect in Luxembourg in January 2000. The aggregate amount claimed by such former employees (bearing in mind that other former employees may bring similar claims) is 61. Given the similarities in the claims, the parties agreed to limit the pending proceedings to four test claims. In April 2013, the Esch-sur-Alzette labor court rejected two of these test claims. The relevant plaintiffs are appealing these decisions. In November 2013, the Luxembourg city labor court rejected the two other test claims, which were appealed but were terminated by the court in November 2021.
France
Certain subsidiaries of the ArcelorMittal group were parties to proceedings, dating from 2010, against Engie and Engie Thermique France which claimed damages in the amount of 187 for an alleged wrongful termination of a contract for the transformation of steel production gas into electricity. The ArcelorMittal subsidiaries had filed a counterclaim in the amount of 232. The contract had been entered into in 2006 for a term of 20 years. ArcelorMittal Méditerranée terminated it in July 2010 on the basis that Engie was solely responsible for the delay in the commissioning of the power plant (which suffered from significant malfunctions) constructed for the transformation of steel production gas into electricity. Engie claimed that ArcelorMittal was in breach of the contract at the time of the termination due to certain alleged issues with the furnishing and quality of its steel production gas, and therefore unable to terminate the contract based on the sole breaches of Engie. The case was heard before the Commercial Court of Nanterre. In November 2019, the Appeals Court of Versailles determined (having been asked to decide whether a decision by the Commercial Court of Nanterre was in fact an official, formal judgment) that the earlier decision of the Commercial Court of Nanterre was the official first instance decision of the court. As a result, ArcelorMittal was ordered to pay damages of 3 plus interest. In February 2020, Engie filed an appeal. A settlement agreement was signed in July 2021, bringing the litigation to an end.
Retired and current employees of certain French subsidiaries of the former Arcelor have initiated lawsuits to obtain compensation for asbestos exposure in excess of the amounts paid by French social security (“Social Security”). Asbestos claims in France initially are made by way of a declaration of a work-related illness by the claimant to the Social Security authorities resulting in an investigation and a level of compensation paid by Social Security. Once the Social Security authorities recognize the work-related illness, the claimant, depending on the circumstances, can also file an action for inexcusable negligence (faute inexcusable) to obtain additional compensation from the company before a special tribunal. Where procedural errors are made by Social Security, it is required to assume full payment of damages awarded to the claimants. Due to fewer procedural errors made by Social Security, changes in the regulations and, consequently, fewer rejected cases, ArcelorMittal has been required to pay some amounts in damages since 2011.
The number of claims outstanding for asbestos exposure at December 31, 2022 was 308 as compared to 300 at December 31, 2021.
Minority Shareholder Claims Regarding the Exchange Ratio in the Second-Step Merger of ArcelorMittal into Arcelor
ArcelorMittal is the company that results from the acquisition of Arcelor by Mittal Steel N.V. in 2006 and a subsequent two-step merger between Mittal Steel and ArcelorMittal and then ArcelorMittal and Arcelor. Following completion of this merger process, several former minority shareholders of Arcelor or their representatives brought legal proceedings regarding the exchange ratio applied in the second-step merger between ArcelorMittal and Arcelor and the merger process as a whole.
ArcelorMittal believes that the allegations made and claims brought by such minority shareholders are without merit and that the exchange ratio and merger process complied with the requirements of applicable law, were consistent with previous guidance on the principles that would be used to determine the exchange ratio in the second-step merger and that the merger exchange ratio was relevant and reasonable to shareholders of both merged entities.
Set out below is a summary of ongoing matters in this regard. Several other claims brought before other courts and regulators were dismissed and are definitively closed.
On January 8, 2008, ArcelorMittal received a writ of summons on behalf of four hedge fund shareholders of Arcelor to appear before the civil court of Luxembourg. The summons was also served on all natural persons sitting on the Board of Directors of ArcelorMittal at the time of the merger and on the Significant Shareholder. The plaintiffs alleged in particular that, based on Mittal Steel’s and Arcelor’s disclosure and public statements, investors had a legitimate expectation that the exchange ratio in the second-step merger would be the same as that of the secondary exchange offer component of Mittal Steel’s June 2006 tender offer for Arcelor (i.e., 11 Mittal Steel shares for 7 Arcelor shares), and that the second-step merger did not comply with certain provisions of Luxembourg company law. They claimed, inter alia, the cancellation of certain resolutions (of the Board of Directors and of the Shareholders meeting) in connection with the merger, the grant of additional shares, or damages in an amount of 221. By judgment dated November 30, 2011, the Luxembourg civil court declared all of the plaintiffs’ claims inadmissible and dismissed them. The judgment was appealed in May 2012. By judgment dated February 15, 2017, the Luxembourg Court of Appeal declared all but one of the plaintiffs’ claims inadmissible, remanded the proceedings on the merits to the lower court with respect to the admissible claimant and dismissed all other claims. In June 2017, the plaintiffs filed an appeal of this decision to the Court of Cassation. The Court of Cassation confirmed the Court of Appeal’s judgment on May 18, 2018. The admissible claimant finally withdrew its claims before the lower court and by judgment dated January 5, 2022, the civil court of Luxembourg acknowledged the withdrawal of the claims without prejudice and ended the procedure.
On May 15, 2012, ArcelorMittal received a writ of summons on behalf of Association des Actionnaires d'Arcelor (“AAA”), a French association of former minority shareholders of Arcelor, to appear before the civil court of Paris. In such writ of summons, AAA claimed (on grounds similar to those in the Luxembourg proceedings summarized above) inter alia damages in a nominal amount and reserved the right to seek additional remedies including the cancellation of the merger. The proceedings before the civil court of Paris were stayed, pursuant to a ruling of such court on July 4, 2013, pending a preparatory investigation (instruction préparatoire) by a criminal judge magistrate (juge d’instruction) triggered by the complaints (plainte avec constitution de partie civile) of AAA and several hedge funds (who quantified their total alleged damages at 282), including those who filed the claims before the Luxembourg courts described (and quantified) above. The dismissal of charges (non-lieu) ending the preparatory investigation became final in March 2018. On March 6, 2020 AAA revived its claim before the civil court of Paris on grounds similar to those of the Luxembourg civil claims summarized above, on its behalf and on behalf of the hedge funds who had also filed a criminal complaint, as well as two new plaintiffs. The complaint filed by AAA quantifies the total damages claimed at 416 (€390 million) (including the claims before the Luxembourg courts described above). In March 2022, following the end of the Luxembourg civil proceedings, the Paris civil court decided to address the remaining procedural objections (lack of standing and res judicata) together with the merits of the case, and the next (procedural) hearing is scheduled for March 2023.
9.4 Commitments

	December 31,
	2022	2021
Commitments related to purchases of raw materials and energy	11,668	11,964
Guarantees, pledges and other collateral	8,470	8,003
Capital expenditure commitments	2,930	1,875
Other commitments	1,533	1,576
Total	24,601	23,418
Commitments related to purchases of raw materials and energy
Purchase commitments consist primarily of major agreements for procuring iron ore, coking coal, coke and hot metal. The Company also has a number of agreements for electricity, industrial and natural gas, scrap and freight. In addition to those purchase commitments disclosed above, the Company enters into purchasing contracts as part of its normal operations which have minimum volume requirements but for which there are no take-or-pay or penalty clauses included in the contract. The Company does not believe these contracts have an adverse effect on its liquidity position.
Commitments related to purchases of raw materials and energy included commitments given to associates for 1,661 and 1,562 as of December 31, 2022 and 2021, respectively. Purchase commitments given to associates included 691 and 819 as of December 31, 2022 and 2021, respectively, related to the gas supply agreement with Kryvyi Rih Industrial Gas. Purchase commitments included commitments given to joint ventures for
988 and 1,140 as of December 31, 2022 and 2021, respectively. Purchase commitments given to joint ventures included 424 and 611 related to Tameh and 442 and 515 related to Enerfos as of December 31, 2022 and 2021, respectively.
Guarantees, pledges and other collateral
Guarantees related to financial debt and credit lines given on behalf of third parties were 181 and 146 as of December 31, 2022 and 2021, respectively. Additionally, guarantees of 12 and 12 were given on behalf of associates and guarantees of 4,383 and 4,295 were given on behalf of joint ventures as of December 31, 2022 and 2021, respectively.
Guarantees given on behalf of joint ventures included 354 and 279 on behalf of Calvert, 178 and 175 on behalf of Al Jubail and 341 and 323 in relation to outstanding lease liabilities for vessels operated by Global Chartering as of December 31, 2022 and 2021, respectively. Guarantees given on behalf of joint ventures also included 3,088 as of December 31, 2022 and 2021 corresponding to ArcelorMittal's 60% guarantee of the 5,146 ten-year term loan agreement entered into by the AMNS India joint venture with various Japanese banks on March 16, 2020.
As of December 31, 2022, pledges and other collateral mainly related to (i) mortgages entered into by the Company’s operating subsidiaries and (ii) inventories and receivables pledged to secure the South African Rand revolving borrowing base finance facility for the amount drawn of 147 and ceded bank accounts to secure environmental obligations, true sale of receivables programs and the revolving borrowing base finance facility in South Africa of 64. Pledges of property, plant and equipment were 98 and 111 as of December 31, 2022 and 2021, respectively. Other sureties, first demand guarantees, letters of credit, pledges and other collateral included 375 and 406 of commitments given on behalf of associates as of December 31, 2022 and 2021, respectively, and 598 and 452 of commitments given on behalf of joint ventures as of December 31, 2022 and 2021, respectively.
Capital expenditure commitments
Capital expenditure commitments relate to commitments with respect to purchases of property, plant and equipment including in the context of expansion and improvement projects.
Capital expenditure commitments include 340 at December 31, 2022 relating to ArcelorMittal Liberia Ltd in connection with Phase 2 expansion project that envisages the construction of 15 million tonnes of concentrate sinter fines capacity and associated infrastructure.
Capital expenditure commitments include 394 at December 31, 2022 relating to ArcelorMittal Dofasco (Canada) mainly with respect to the construction of DRI – EAF facilities in the framework of the plant's decarbonization project.
Capital expenditure commitments also include 182 at the iron ore Serra Azul mine (Brazil) at December 31, 2022 in connection with the construction of facilities to produce 4.5 million tonnes per annum of DRI quality pellet feed.
AMSA was committed to an investment program in connection with the competition commission settlement. The remaining capital expenditure commitment was 100 as of December 31, 2021. The commitment related to this investment program expired during 2022.
Capital expenditure commitments included 158 as of December 31, 2021 for the 1 billion investment program at the Company's Mexican operations, which is focused on building ArcelorMittal Mexico’s downstream capabilities. The main investment was related to the new hot strip mill with capacity of approximately 2.5 million tonnes. The investment program was completed during 2022.
Other commitments
Other commitments given comprise mainly commitments incurred for gas supply to electricity suppliers.
As of September 21, 2018 an Environmental Commitment Agreement ("ECA") has been executed between ArcelorMittal Brasil, local government and the Brazilian environmental authorities. ArcelorMittal Brasil committed to carry out, over the next 5 years, a series of environmental operational and capital investments with the aim to reduce atmospheric emissions from the Company's Tubarão site. To comply with the ECA requirements, ArcelorMittal Brasil may need to acquire new equipment and change some of its current operating methods and processes. As of December 31, 2022 and 2021, ArcelorMittal Brasil estimated the underlying costs to implement those investments at 115 and 87, respectively. The non-compliance with ECA would lead to fines amounting to a maximum of 19 and 18 as of December 31, 2022 and 2021, respectively. On November 19, 2021, following a protocol of intent agreed between the Minas Gerais State Government, ArcelorMittal Brasil and BMB Belgo Mineira Bekaert Artefatos De Arame Ltd ("BMB"), ArcelorMittal Brasil committed to carry out capital expenditures at the Monlevade site to complete the expansion project by the second half of 2024. As of December 31, 2022 and 2021, commitments related to this project were 420 and 442, respectively.
Commitments to sell
In addition to the commitments presented above, the Company has firm commitments to sell for which it also has firm commitments to purchase included in purchase commitments for 368 and 292 as of December 31, 2022 and 2021, respectively, and mainly related to natural gas and electricity.
Other
On December 20, 2022, ArcelorMittal, the Fonds d'Urbanisation et d'Aménagement du Plateau de Kirchberg and the State of the Grand-Duchy of Luxembourg entered into an agreement whereby the Company granted to the State the right to acquire 50% of ArcelorMittal's future new headquarters and related right-of-use of land in the Kirchberg district of the city of Luxembourg. The right is exercisable within a twelve-month period ending on December 20, 2023 and after ratification of the acquisition by the Luxembourg Parliament. The acquisition price is based on construction cost.